Exhibit T3A-15

DOC ID ——> 201908500442 DATE 03/2612019 DOCUMENT ID 201908500442 DESCRIPTION DOMESTIC FOR PROFIT LLC- ARTICLES OF ORG (LCP) Receipt This is not a bill. Please do not remit payment. CORPORATION SERVICE COMPANY MONIQUE WEAVER 50 W. BROAD STREET COLUMBUS, OH 43215 FILING 99.00 S T A T E OF 0 H I 0 CERTIFICATE Ohio Secretary of State, Frank LaRose 4311220 EXPED 200.00 It is hereby certified that the Secretary of State of Ohio has custody of the business records for CC OH REALTY LLC and, that said business records show the filing and recording of: CERT COPY 0.00 5.00 Document(s) DOMESTIC FOR PROFIT LLC- ARTICLES OF ORG Effective Date: 03/25/2019 Document No(s): 201908500442 United States of America State of Ohio Office of the Secretary of State Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 26th day of March, A.D. 2019. Ohio Secretary of State

DOC ID ——> 201908500442 Form 533A Prescribed by: JON HUSTED 1bll Fnla: {317) SOS-FILE (877-787-3463) Central Ohb: (614)466-S910 WWW.~)i i!Sta:! .QIW ~ .... llalllhls fonn to one of U.. following: R.gi:W~{nantiXPdiJ P.O. Bm 670 eouNM, OH 43218 Ohio Secretary of State File Milne MIOr II’IOM Information: WW*~.com __ {IW_..,. __ ..................... DI.DCit P.O. Box 1380 Cclbnbue. OH .~1! For screen readers follow instructions located at this path. Articles of Organization for a Domestic Limited Liability Company CHECK ONLY ONE (1) BOX (1) Articles of Organization for Domestic 181 For-Profit Limited Liability Company (115-LCA) Filing Fee: $99 Form Must Be Typed (2) Articles of Organization for Domestic D Nonprofit Limited Liability Company (115-LCA) Name of Limited Liability Company icc OH Realty LLC ‘————~—(~N~am_e_m--us7t~in~du-d~e-o-ne-o~f~th-e7ro~llow~in~g7w~m~oo~or~a~b~bre=v=ia=ti7on~s-:——————~ “limited liability company.” “limited,” “LLC,” “L.L.C .. “ “ltd., “or “ltd”.) Optional: Effective Date (MM/DDIYYYY) I._ ___________ ..J Optional: This limited liability company shall exist for (The legal existence of the corporation begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing<) “”’ I ~ -~ ~ “” ·—— s~; ::u ‘ --n. r N ..,, .. (.11—___ Period of Existence —~ (“) --o en ‘~l :.:.: cJ t’. w N ...0 Optional: Purpose <,··· ** Note for Nonprofit LLCs The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided. ** ‘j I I I l \ 533A Page 3 of 7 Last Revised: 10/01/2017

DOC ID ——> 201908500442 Original Appoinbnent of Statutory Agent The undersigned authorized member(s), manager(s) or representative(s) of jcc OH REALTY LLC (Name of Limited Liability Company) hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is: I Corporation Service Company (Name of Statutory Agent) !so West Broad Street, Suite 1330 (Mailing Address) §olumbus (Mailing City) Acceptance of Appointment The Undersigned, jcorporation Service Company (Name of Statutory Agent) Statutory agent for \cc OH REALTY LLC (Name of Limited Liabiltty Company) (Mailing Stale) (Mailing ZIP Code) I , named herein as the hereby acknowledges and accepts the appointment of statutory agent for said limited liability company. Elizabeth Smith, Asst VP 533A Page 4 of7 Last Revised: 10/01/2017

DOC ID ——> 201908500442 By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document. Required Articles and original appointment of agent must be signed by a member, manager or other representative. If the authorized representative is an individual, then they must sign in the “signature” box and print his/her name in the “Print Name” box. If the authorized representa~ve is a business entity, not an individual, then please print the entity name in the “signature” box, an authorized representative of the business entity must sign in the “By” box and print his/her name and title/authority in the “Print Name” box. 533A [ ;A.J;./k Signature By (if applicable) /Nicholas Vila Print Name Signafure By (if applicable) Print Name Signature By (if applicable) Print Name Page 5 of 7 Last Revised: 10/01/2017